                                                                  EXHIBIT 10.46


                                CREDIT AGREEMENT


                  THIS CREDIT AGREEMENT (this "Agreement"), dated October 15, 1997, is by and between SONIC AUTOMOTIVE, INC., a Delaware corporation ("Borrower"), whose address is 5401 East Independence Boulevard, P.O. Box 18747, Charlotte, North Carolina 28218 ("Borrower's Address") and FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), whose address is 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210, Attention: Nancy Carner ("Lender's Address").

                  Borrower has requested Lender to extend to Borrower a revolving credit line on a bridge loan basis in the principal amount of $26,000,000 (the "Loan"), pursuant to which advances will be made to Borrower from time to time, to pay the purchase price for all of the outstanding capital stock of Ken Marks Ford, Inc. (the "Ken Marks Acquisition") and to provide working capital.

                  Lender is willing to make the Loan to Borrower provided that Borrower complies with the conditions precedent and other terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the promises, covenants and undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Lender and Borrower hereby agree as follows:

                  1. Definitions. For purposes of this Agreement, all capitalized terms shall have the meanings set forth herein and in the Note, including the following defined terms:

                  "Collateral" means collectively, all of the collateral securing the payment of the Indebtedness or the observance or performance of the Obligations pursuant to the Security Documents.

                  "Guarantor" means collectively, each individual and entity that has guaranteed the indebtedness and obligations of Borrower under this Agreement, the Note and the Security Documents, and their respective heirs, administrators, successors and assigns, or any such Guarantor individually.

                  "Guaranty" means the guaranty, or collectively the guaranties, executed by each Guarantor guaranteeing the indebtedness and obligations of Borrower under this Agreement, the Note and the Security Documents.

                  "Indebtedness" means the principal of and interest on and all other amounts, payments, and premiums due under the Loan, the Note, this Agreement and other indebtedness of Borrower to Lender under and/or secured by the Security Documents, including any amendments, modifications, renewals and extensions of any of the foregoing.

                  "Obligations" mans any and all of the covenants, promises and other obligations (other than the Indebtedness) made or owing by Borrower and others to or due to Lender under and/or as set forth in this Agreement and/or the Security Documents, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

                  "Security Documents" means all documents now or hereafter executed and delivered by Borrower, any Guarantor or any other person or entity securing the payment of the Indebtedness or the observance or performance of the Obligations.

                  2. The Loan. (a) Advances. Subject to the terms and conditions of this Agreement and upon the request of Borrower, Lender will make advances to Borrower from time to time; provided, however, that (i) the principal balance of the Loan outstanding at any time shall not exceed $26,000,000, (ii) each advance under the Loan shall not be less than $50,000, (ii) there shall be no more than two advances a month, (iv) each advance will be used by Borrower for business purposes in connection with the Ken Marks Acquisition and/or the operation and working capital requirements of the Ken Marks Ford, Inc. dealership; and (v) at the time each such advance is made, no material adverse change in the financial condition or creditworthiness of the Borrower and/or any Guarantor has occurred, including, without limitation, the occurrence of a default or Event of Default hereunder or under any other indebtedness or obligation of Borrower and/or any Guarantor to Lender.

                  (b) The Note. The Loan, including all advances hereunder, will be evidenced by the Promissory Note dated as of even date herewith (the "Note") from Borrower to the order of Lender in the principal amount of $26,000,000 with an interest rate until maturity of 1/10 of one percent (0.1%) per annum above the Prime Interest Rate (as defined in the Note), the terms and conditions of which are incorporated herein by reference. Borrower shall repay the Loan in accordance with the terms and conditions set forth in the Note and this Agreement.

                  (c) Term. The term of this Agreement shall commence on the date hereof and shall continue until the earlier of (i) the date of effectiveness of an amendment and restatement of this Credit Agreement increasing the commitment of the Lender hereunder to $75,000,000 pursuant to which all conditions to the effectiveness of such increase shall have been met or waived and (ii) December 15, 1997 (the earlier of such dates being the "Termination Date"); provided, however, that the terms and conditions of this Agreement, and the obligations of Borrower hereunder for any advances made prior to the Termination Date shall remain in effect until all such obligations have been fulfilled. Termination of this Agreement as a result of an Event of Default shall be governed by the terms and conditions of this Agreement and the Note. Without limiting Borrower's rights under the commitment letter dated October 3, 1997 between Borrower and Lender, nothing contained in this Credit Agreement shall constitute or be deemed to be an obligation of the Lender to enter into any amendment, restatement or other modification of this Credit Agreement.

                  3. Representations and Warranties. In order to induce Lender to make the Loan to Borrower, Borrower represents and warrants to Lender that:

                  (a) Qualification. Borrower and each Guarantor is authorized and qualified to do business in every jurisdiction in which the nature of its business or properties makes such qualification necessary, and is in compliance in all material respects with all laws, regulations, ordinances and orders of public authorities applicable to Borrower or to such Guarantor, as the case may be.

                  (b) Validity of Agreement. In accordance with all outstanding agreements and commitments of Borrower, and its Certificate of Incorporation, Borrower has the power and authority to borrow money from, and pledge its assets to, Lender and to execute and perform this Agreement; and Borrower has taken all steps necessary to insure that this Agreement, the Note and the Security Documents to which it is a party are legally valid and enforceable against Borrower in accordance with their terms and conditions, and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by this Agreement. No consent or approval of any regulatory body to the execution, delivery and performance of this Agreement, the Note, the Security Documents to which it is a party or the transactions contemplated hereby or thereby is required by law.

                  (c) Financial Information. All balance sheets, statements of profit and loss and other financial data that have been given to Lender by or on behalf of Borrower or any Guarantor (the "Financial Information") are complete and correct in all material respects, accurately present the financial condition of Borrower and such Guarantor as of the dates, and the results of their respective operations for the periods, specified in the Financial Information, and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby. Except as specifically disclosed (as to creditor or debtor, amount and security) by the Financial Information, neither Borrower nor any Guarantor has outstanding any loan or indebtedness, direct or contingent, to any party, other than the indebtedness due and owing to Lender, and none of its assets is subject to any security interest, lien or other encumbrance in favor of anyone other than Lender. There has been no change in the assets, liabilities or financial condition of either Borrower or any Guarantor from that set forth in the Financial Information other than changes in the ordinary course of business, none of which changes has been materially adverse to Borrower or such Guarantor.

                  (d) Litigation. Except as specifically disclosed to Lender by the Financial Information, there is not now pending against Borrower or any Guarantor, nor to the knowledge of Borrower is there threatened, any action, suit or proceeding at law or in equity or before any administrative agency that could have a material adverse effect upon the Borrower's or such Guarantor's financial condition or operations if adversely determined. No judgment, decree or order of any court or governmental or administrative agency or instrumentality has been issued against Borrower or any Guarantor which has had or may have a material adverse effect on the business, financial condition or operations of Borrower or such Guarantor.

                  (e) Taxes. Borrower and each Guarantor have filed all federal, state, county, municipal and other income tax returns required to have been filed by them and have paid all taxes which have become due pursuant to such returns or pursuant to any assessment received by them, and neither Borrower nor any Guarantor knows of any basis for additional assessment in respect of such taxes.

                  4. Affirmative Covenants. Until the entire Indebtedness shall have been paid in full, Borrower hereby covenants and agrees as follows:

                  (a) Compliance with Laws. Borrower shall preserve and keep in full force and effect its existence, rights, franchises and trade names; be duly authorized to carry on its business as now conducted; and comply with, conform to and obey, in all material respects, all present and future laws, ordinances, rules, regulations, orders and requirements of public authorities which may be applicable to Borrower.

                  (b) Financial and Other Statements. Borrower shall maintain full and complete books of account and other records reflecting the results of its operations, in accordance with generally accepted accounting principles applied on a consistent basis, and shall permit any person designated by Lender, at reasonable times during business hours and as often as Lender may reasonably request, to inspect such books and records and to make extracts therefrom. Borrower shall furnish to Lender such financial or other statements respecting the condition, operation and affairs of Borrower, each Guarantor and their respective property as Lender may from time to time reasonably request.

                  (c) Actions, Claims, etc. Borrower shall promptly defend any action, proceeding or claim affecting Borrower or its property and shall promptly notify Lender of the institution of any such action, proceeding or claim if the same could have a material adverse effect upon the financial condition or operations of Borrower if adversely determined. Borrower also shall promptly notify Lender of the occurrence of any other event the effect or outcome of which could have such a material adverse effect.

                  (d) Taxes. Borrower shall pay, as and when the same shall become due and payable, all taxes, assessments, fees and charges of any kind whatsoever imposed upon Borrower or its property, and all claims which constitute, or if unpaid may become, a lien, charge or encumbrance upon any of its property.

                  (e) Inspection. As often as Lender may reasonably request, Borrower shall permit any person designated by Lender, at reasonable times during business hours, to inspect the Collateral and the location of the Collateral.

                  5. Negative Covenants. Until the entire Indebtedness shall have been paid in full, Borrower hereby covenants and agrees that, without the prior written consent of Lender:

                  (a) Encumbrances. Borrower shall not create, incur or permit to exist on any of its property any security interest, lien or other encumbrance except for (i) security interests, liens or other encumbrances in favor of, or subordinated to, Lender, (ii) security interests, liens or other encumbrances specifically disclosed by the most recent financial or other statements furnished by or on behalf of Borrower to Lender while this Agreement is in force and that are securing indebtedness not to be paid with the proceeds of any advance hereunder, (iii) liens for taxes not delinquent or being contested in good faith, (iv) liens of mechanics or materialmen arising in the ordinary course of business with respect to obligations that are not overdue or that are being contested in good faith, and
(v) liens resulting from deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security.

                  (b) Guaranties. Borrower shall not endorse, guaranty or become surety for the payment of any debt or obligation of any party, directly or contingently, except for (i) recourse on the obligations of retail purchasers of merchandise from Borrower, (ii) endorsements to checks and other negotiable instruments for deposit and collection, (iii) any guaranties executed by Borrower to Lender and (iv) the guaranties disclosed on Schedule 1 attached hereto, specifying the beneficiary of each such guaranty and the principal amount of liabilities guaranteed.

                  (c) Transfers, Acquisitions, Mergers, etc. Borrower shall not sell, exchange, transfer or otherwise dispose of any of Borrower's property, except in the normal course of business; consolidate with or merge into any other business concern or permit any other business concern to consolidate with or merge into Borrower; sell, exchange, transfer, lease or otherwise dispose of all or any substantial part of the capital assets of Borrower; make any payments upon or transfer any assets in satisfaction, in whole or in part, of any indebtedness subordinated to any obligation owing to Lender; or make or have outstanding, except loans and advances specifically disclosed by the most recent financial statement furnished by Borrower to Lender prior to the date of this Agreement, any loan or advance to any individual, partnership or corporation, purchase any security of any corporation or invest in the obligations of any individual, partnership or corporation.

                  (d) Indebtedness. Borrower shall not create or have outstanding any indebtedness for money borrowed except for (1) indebtedness owing to Lender, (2) indebtedness specifically disclosed by the most recent financial statement or other statements furnished by or on behalf of Borrower to Lender prior to the date of this Agreement and that is not to be paid by the proceeds of the Loan, and (3) indebtedness subordinated to all obligations owing by the Borrower to Lender.

                  (e) Dividends. Borrower shall not declare or pay any dividend on any shares of its capital stock, make any other distribution on any such shares or retire or issue any additional shares of its capital stock or other securities.

                  6. Events of Default. The term "Event(s) of Default," as used in this Agreement and the Security Documents, shall mean the occurrence or happening, from time to time, of any one or more of the following:

                  (a) Payment of Indebtedness. Borrower shall default in the due and punctual payment of all or any portion of any installment of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for a period of ten days after written notice thereof by Lender to Borrower.

                  (b) Performance of Obligations. Borrower shall default in the due observance or performance of any of the Obligations other than payment of money and such default shall not be curable, or if curable shall continue for a period of thirty days after written notice thereof from Lender to Borrower.

                  (c) Bankruptcy, Receivership, Insolvency, Etc. Voluntary or involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Borrower or any Guarantor, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Borrower or any Guarantor with respect to all or any part of Borrower's or such Guarantor's property under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction.

                  (d) False Representation. Any representation or warranty made by Borrower or others in, under or pursuant to this Agreement, the Security Documents, any other agreement between Borrower and Lender, any report, certificate, financial statement or other statement furnished to Lender, shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

                  (e) Default under Other Agreements. A default shall occur under the Security Documents or any other agreement between Borrower or any Guarantor and Lender; or any other indebtedness of Borrower or any Guarantor to Lender shall be accelerated under the terms of the instrument evidencing such indebtedness as a result of a default by Borrower or such Guarantor; or payment of any other indebtedness of Borrower or any Guarantor to Lender which is payable on demand shall be demanded.

                  (f) Judgment. A final judgment for the payment of money in excess of $100,000 shall be rendered against Borrower or any Guarantor and the same shall remain unpaid for a period of 30 consecutive days during which period execution shall not be effectively stayed.

                  (g) Registration Statement. Borrower shall terminate or withdraw the Registration Statement or otherwise manifest its intention or conclusion that it will not consummate a public offering of its common stock pursuant thereto.

                  7. Remedies. (a) If an Event of Default shall occur, Lender may exercise any one or more of the following remedies:

                  (1) Acceleration. Lender may declare the unpaid portion of the Indebtedness to be immediately due and payable, without further notice or demand (each of which is hereby expressly waived by Borrower), whereupon the same shall become due and payable.

                  (2) Institute Proceedings. Lender may institute proceedings to collect the Indebtedness and to recover judgment for the same and to collect upon such judgment out of any property of Borrower wheresoever situated.

                  (3) Exercise Right of Offset. Lender may offset and apply any monies, credits or other proceeds or property of Borrower that has or may come into the possession or under the control of Lender against the Indebtedness. Lender may convert any such proceeds or property to cash in a commercially accepted manner and deduct from the amount applied as an offset to the Indebtedness the cost of converting such proceeds or property to cash.

                  (4) Exercise Other Remedies. Lender may exercise any other remedies granted to it under the Security Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

                  (b) Remedies Cumulative and Concurrent. The rights and remedies of Lender as provided in this Agreement and in the Security Documents shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be pursued separately, successively, concurrently, independently or together against Borrower or any Guarantor or against other obligors or against the Collateral, or any one or more of them, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies. Acceptance of payments in arrears shall not waive or affect any right of Lender to accelerate the Indebtedness as herein provided.

                  (c) Waiver. Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of any amounts due under this Agreement and the Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of the amounts due under this Agreement and the Note. Borrower waives (to the extent that the same may be waived) the benefit of all valuation, appraisement, exemption, stay of execution and redemption laws now or hereafter in effect.

                  (d) Collateral. For payment of the Indebtedness, Lender may resort to any security therefor held by Lender in such order and manner as Lender may elect.

                  8.       Miscellaneous.

                  (a) Further Assurances. Borrower, upon the reasonable request of Lender, will execute, acknowledge and deliver such further instruments (including, financing statements, estoppel certificates and declarations of no set-off) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of this Agreement and the Security Documents, to facilitate the assignment or transfer of this Agreement, the Note and the Security Documents, and to subject to the liens of the Security Documents any property intended by the terms thereof to be covered thereby, and any renewals, additions, substitutions, replacements or betterments thereto. Upon any failure by Borrower to execute and deliver such instruments, certificates and other documents on or before fifteen (15) days after receipt of written request therefor, Lender may make, execute and record any and all such instruments, certificates and Borrower irrevocably appoints Lender the agent and attorney-in-fact of Borrower to do so.

                  (b) Notice. All notices, demands, requests and other communications required under this Agreement, the Security Documents and the Note shall be in writing and shall be deemed to have been properly given if sent by U.S. first-class mail, postage prepaid, addressed to the party for whom it is intended at the Borrower's Address or the Lender's Address, as the case may be. Any party may designate a change of address by written notice to the other, given at least ten business days before such change of address is to become effective.

                  (c) Lender's Right to Perform the Obligations. Time is of the essence. If Borrower shall fail to make any payment or perform any act required by this Agreement or the Security Documents, then Lender, without notice to or demand upon Borrower and without waiving or releasing any obligation or default, may make such payment or perform such act for the account of and at the expense of Borrower. All sums so paid by Lender, and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred together with interest thereon at the rate set forth in the Note, from the date of payment or incurring, shall constitute additions to the Indebtedness secured by the Security Documents, and shall be paid by Borrower to Lender, on demand.

                  (d) Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, or any one or more of the Obligations is invalid, illegal or unenforceable in any respect under, any applicable law of any jurisdiction, such provision or Obligation shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provision of this Agreement, the Note and the Security Documents; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and provided, further, that where the provisions of any such applicable law may be waived, they hereby are waived by Borrower to the full extent permitted by law to the end that this Agreement shall be deemed to be valid and binding in accordance with its terms.

                  (e) Modification. This Agreement, the Note, the Security Documents and the terms of each of them may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Borrower in any event not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

                  (f) Maximum Rate of Interest. Notwithstanding any provision in this Agreement, the Note or any instrument now or hereafter relating to or securing the Indebtedness, the total liability of Borrower under the Loan for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by applicable usury laws. In the event the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest which for any month or other interest payment period exceeds the limit imposed by the applicable usury laws, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or Indebtedness immediately upon receipt of such sums by Lender, with the same force and effect as though Borrower had specifically designated such excess sums to be so applied to the reduction of the Indebtedness and Lender had agreed to accept such sums as a premium-free payment of the Indebtedness, provided, however, that Lender may, at any time and from time to time, elect, by notice in writing to Borrower, to waive, reduce, or limit the collection of any sums (or refund to Borrower any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the Indebtedness.

                  (g) Survival of Warranties and Covenants. The warranties, representations, covenants and agreement set forth in this Agreement and the Security Documents shall survive the making of the Loan and the execution and delivery of the Note, and shall continue in full force and effect until the Indebtedness shall have been paid in full.

                  (h) Applicable Law. This Agreement and the Security Documents shall be deemed to have been made under, and shall be governed by an construed according to the laws of the State of North Carolina, including matters of construction, validity and performance.

                  (i) Loan Expenses. Borrower shall pay all costs and expenses in connection with the preparation, execution, delivery and performance of this Agreement, the Note, the Security Documents and all other agreements and instruments executed in connection herewith, including (but not limited to) fees and disbursements of its and Lender's in-house and external counsel, broker's fees, recording costs and expenses, conveyance fee, documentary stamp, intangible and other taxes, physical damage insurance, and liability insurance.

                  Notwithstanding anything else in this Agreement to the contrary, no party shall have any obligation to reimburse any person for attorneys' fees and expenses unless such fees and expenses are (i) reasonable in amount, (ii) determined without reference to any statutory presumption and (iii) calculated using the actual time expended and the standard hourly rate for the attorneys and paralegals performing the tasks in question and the actual out-of-pocket expenses incurred.

                  (j) Headings, Etc. The article headings and the section and subsection captions are inserted for convenience or reference only and shall in no way alter or modify the text of such articles, sections and subsections. All references herein to articles, sections, sub-sections, paragraphs, clauses and other subdivisions refer to the corresponding articles, sections, subsections, paragraphs, clauses and other subdivisions of this Agreement; and the words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular article, section, sub-section, paragraph, clause or other subdivision hereof. Whenever used, the singular number shall include the plural, the plural shall include the singular.

                  (k) Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder without the prior written consent of Lender.

                  (l) No Representation by Lender. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Agreement, including, without limitation, any insurance policy, balance sheet, profit or loss statement, financial statement, or agreement, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of such document or of any term, provision or condition thereof.

                  IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date set forth above intending to be legally bound hereby.

                                                     SONIC AUTOMOTIVE, INC.


                                                     By: /s/ Bryan Scott Smith
                                                     -------------------------
                                                     Name: Bryan Scott Smith
                                                     Title:   President


                                                     FORD MOTOR CREDIT COMPANY


                                                     By: /s/ Nancy L. Carner
                                                     ------------------------
                                                     Name: Nancy L. Carner
                                                     Title:   Branch Manager

                                   SCHEDULE 1

                                   Guaranties


         Beneficiary                                         Principal Amount


                                      NONE

                                 PROMISSORY NOTE


$26,000,000                                                     October 15, 1997


                  FOR VALUE RECEIVED, SONIC AUTOMOTIVE, INC., a Delaware corporation ("Borrower"), whose address is 5401 East Independence Boulevard, P.O. Box 18747, Charlotte, North Carolina 28218, promises to pay to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender"), or order, at 6302 Fairview Road, Suite 500, Charottte, North Carolina 28210, Attention: Nancy Carner, or at such other place as Lender may from time to time in writing designate, in lawful money of the United States of America, the principal sum of TWENTY-SIX MILLION AND NO/100 DOLLARS ($26,000,000) or so much thereof as is advanced to Borrower, together with interest, adjusted monthly, on the principal balance outstanding from time to time (the "Principal Balance"), in like money, from the date of this Note to and including the Termination Date (as defined in the Agreement referred to below), at the rate per annum of 1/10 of one percent (0.1%) above the Prime Interest Rate (as hereinafter defined) in effect from time to time (the "Applicable Interest Rate").

                  For purposes of computing interest during the term of this Note, the Applicable Interest Rate for each month shall be based on the Prime Interest Rate in effect on the last day of the prior month. All changes in the Applicable Interest Rate shall become effective on the first day of a calendar month following a change in the Prime Interest Rate and shall be deemed in effect throughout such calendar month. Interest hereon at the Applicable Interest Rate shall be due and payable on November 15, 1997 and on the Termination Date. All payments hereunder will be applied first to interest at the Applicable Interest Rate and the balance to reduction of the Principal Balance.

                  This Note is issued pursuant to the Credit Agreement dated as of October 15, 1997 between Borrower and Lender (the "Agreement") and is secured by the Security Documents (as defined in the Agreement).

                  The term "Prime Interest Rate" shall mean the per annum interest rate announced from time to time as the "prime" or "base" rate by a majority of the following five banks: The Chase Manhattan Bank; NationsBank, N.A.; Citibank, N.A.; Bank of America NT & SA and Morgan Guaranty Trust Company of New York. In the event that no three such banks have the same rate in effect, the median of the five rates shall be the Prime Interest Rate. The term "prime" or "base" rate shall include the rate so established by the foregoing banks from time to time even though the label may be changed or discontinued.

                  The Principal Balance hereof and all accrued and unpaid interest thereon shall be due and payable on the Termination Date.

                  Borrower may prepay, without premium, the unpaid Principal Balance in whole or from time to time in part, upon payment of interest accrued on the unpaid Principal Balance outstanding through the day of prepayment. Prepayments of the Principal Balance shall be credited to the Principal Balance on the date of receipt by the Lender.

                  Time is of the essence hereof, and if any of the Principal Balance or interest on this Note or other sum due hereunder is not paid within ten days of when due, Borrower shall pay to Lender a late charge payment equal to five percent (5%) of the amount of such installment or the maximum rate permitted by law, whichever is less. If any Event of Default (as defined in the Agreement) shall occur, then Lender, at its option and without further notice, demand or presentment for payment to Borrower or others, may declare immediately due and payable the unpaid Principal Balance and interest accrued thereon to the date of default and thereafter at the rate of three percent (3%) per annum over the Applicable Interest Rate, together with all other sums owed by Borrower under this Note, the Agreement and the Security Documents. After the Termination Date, the unpaid Principal Balance hereof shall bear interest until paid in full at the rate of three percent (3%) per annum over the Applicable Interest Rate, payable on demand.

                  The remedies of Lender, as provided in this Note, the Agreement and the Security Documents, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

                  Lender shall not be deemed, by any action of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by lender and, then, only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

                  This instrument shall be governed by and construed according to the laws of the State of North Carolina.

                  Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall be deemed to include their respective successors and assigns.

                  Notwithstanding anything else in this Agreement to the contrary, no party shall have any obligation to reimburse any person for attorneys' fees and expenses unless such fees and expenses are (i) reasonable in amount, (ii) determined without reference to any statutory presumption and (iii) calculated using the actual time expended and the standard hourly rate for the attorneys and paralegals performing the tasks in question and the actual out-of-pocket expenses incurred.

                  In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or distributed thereby.

                  IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note on the day and year first above written.

                                              SONIC AUTOMOTIVE, INC.


                                              By: __________________________
                                              Name:
                                              Title: